Valued Advisers Trust

Dana Large Cap Equity Fund

Investor Shares – DLCEX

Supplement to the Prospectus and Statement of Additional Information (“SAI”)

Each dated March 1, 2025

Supplement dated June 18, 2025

Exchange and Closure of Share Class

Effective at the close of business on July 28, 2025 (the “Exchange Date”), all outstanding Investor Shares of the Dana Large Cap Fund (the “Fund”) will be exchanged for Institutional Shares of the Fund (the “Class Exchange”) and sales and acceptance of purchase orders of Investor Shares of the Fund shall be discontinued. The Class Exchange will be completed based on the share classes’ relative net asset values on the Exchange Date. There will be no fees charged in connection with the Class Exchange. After the Class Exchange, the Fund will offer only a single class of shares, Institutional Shares.

While the Fund currently offers two share classes, Investor Shares and Institutional Shares, the Fund has only one investment portfolio. That means money invested in each class is invested in one pool of investments. However, there are other differences in the share class features. Investor Shares of the Fund are subject to a Rule 12b-1 Distribution Plan fee of 0.25% of the average daily net assets of the class. Institutional Shares are not subject to this fee. The minimum subsequent investment for Investor Shares is $250 and for Institutional Shares is $1,000. Please consult the Fund’s Prospectus for full details on the differences between the classes. Investor Shares are still available for purchase until the Exchange Date and shareholders may continue to redeem their Investor Shares of the Fund as provided in the Fund’s Prospectus until the Class Exchange.

The Class Exchange is intended to be tax-free, meaning that the Fund’s Investor Shares shareholders will become Institutional Shares shareholders without realizing any gain or loss for federal tax purposes. Investor Shares shareholders as of the Exchange Date are expected to benefit from the Class Exchange because Institutional Shares have a lower expense ratio than Investor Shares, and as a result, all Investor Shares of the Fund will be exchanged for Institutional Shares as of the Exchange Date.

After the Class Exchange, all references to the Investor Shares are hereby deleted from the Fund’s Prospectus and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

* * * * *

This Supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus or SAI without charge by calling the Fund at (855) 280-9648.